Exhibit 99.1

SECTION 906 CERTIFICATION

Each of the undersigned, in connection with the Annual Report of Danka Business Systems PLC (the “Company”) on Form 10-K for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ P. LANG LOWREY
P. Lang Lowrey Chief Executive Officer

June 9, 2003

/s/ F. MARK WOLFINGER
F. Mark Wolfinger Chief Financial Officer

June 9, 2003